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                           FIRST AMENDMENT AND WAIVER

                FIRST AMENDMENT AND WAIVER dated as of February 18, 1998, (the "Amendment and Waiver"), with respect to the Credit Agreement dated as of August 20, 1997 (the "Credit Agreement"), by and among PDK LABS INC. and FUTUREBIOTICS, INC., as Co-Borrowers (the " Co-Borrowers "), and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"), as Agent and as a Bank and the Banks party hereto.

                                  RECITALS

                The Co-Borrowers have requested and the Banks have agreed, subject to the terms and conditions of this Amendment and Waiver, to waive and amend certain provisions of the Credit Agreement as herein set forth. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

                Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

               I.  Amendment.

                  Section 7.10 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

                  On or before May 15, 1998, cause PDI Labs Inc. to be dissolved and provide the Agent with a certified copy of its Certificate of Dissolution.

              II. Waiver.

                  Compliance by the Co-Borrowers with Section 7.10 of the Credit Agreement is hereby waived through the date of this Amendment and Waiver.

             III. Miscellaneous.

                  (a) This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

                  (b) All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

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                  (c) This Amendment and Waiver shall constitute a Facility
Document.

                  (d) As expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof. The Credit Agreement is ratified and confirmed in all respects by the

Co-Borrowers. The amendments and waivers herein are limited specifically to the matters set forth above and for the specific instance and purposes for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or a waiver of any Event of Default or event which upon notice, lapse of time or both would constitute an Event of Default which may occur or may have occurred under the Credit Agreement or any other Loan Document.

                (e) The Co-Borrowers hereby represent and warrant that (i) the representations and warranties by the Co-Borrowers and each Guarantor pursuant to the Credit Agreement and each other Facility Document are true and correct on the date hereof, and (ii) after giving effect to this Amendment and Waiver, no Event of Default or event which upon notice, lapse of time or both would constitute an Event of Default exists under the Credit Agreement or any other Facility Document.

                (f) This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment and Waiver.


                IN WITNESS WIIEREOF, the Co-Borrowers, the Agent and the Banks have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.


                                             PDK LABS INC.


                                             By: /s/ Michael Krasnoff
                                                 --------------------
                                             Title: President


                                             FUTUREBIOTICS, INC.


                                             By: /s/ Reginald Spinello,
                                                 ----------------------
                                             Title: President

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                                             EUROPEAN AMERICAN BAM,
                                             as Agent and as a Bank


                                             By: /s/ Anthony E. Pantina
                                                 ----------------------
                                             Title: Assistant Vice President


                                             BANK LEUMI USA, as a Bank



                                             By: /s/ Paul Tine
                                                 -------------
                                             Title: Vice President


                                             By: /s/ Richard Silverstein
                                                 -----------------------
                                             Title: First Vice President


                                             NATIONAL BANK OF CANADA, as a Bank


                                             By: /s/ Joseph M. Triscoli
                                                 ----------------------
                                             Title: Assistant Vice President


                                             By: /s/ Gaetan R. Frosina.
                                                 ----------------------
                                             Title: Vice President